Exhibit 10.1

Certain identified information contained in this document, marked by [***], has been omitted from the exhibit pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential.

AMENDMENT No. 2

TO THE CORPORATE SUPPLY AGREEMENT

BETWEEN CERIBELL, INC. AND SUPPLIER

This amendment (“Amendment”) to the Corporate Supply Agreement is made and entered into as of the last date of signature (the “Amendment Effective Date”) by and between Ceribell, Inc., a Delaware corporation (the “Ceribell”), and Shenzhen Everwin Precision Technology Co., Ltd located at Bldg.3, Fuqiao 3rd Industrial Zone, Qiaotou, Fuyong Town, Bao'an District, Shenzhen, Guangdong 518103, China (“Supplier”). This Amendment along with the Corporate Supply Agreement dated January 10, 2022 (the “Supply Agreement”), will constitute the Amended Agreement (hereinafter referred to as the “Agreement”), upon its execution by the parties.

WHEREAS, and Ceribell desire to amend the terms of the Supply Agreement as provided in this amendment.

NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein, the parties agree to amend the Supply Agreement as follows:

l. As of the Amendment Effective Date, Everwin Precison Holding (Hong Kong) Company Limited (“Precision Holding”), a subsidiary of Supplier, shall be considered an agent of Supplier. Precision Holding agrees to perform specific services on behalf of Supplier subject to the terms and conditions of the Supply Agreement.

2.
Supplier shall be responsible for the performance and actions of Precison Holding and shall remain responsible for all commercial orders submitted by Ceribell as provided in the Supply Agreement.
3.
The parties acknowledge and agree that Ceribell will submit certain purchase orders for products specified in an applicable Order or Product Schedule to Precison Holding and Supplier will deliver said products to Ceribell from Retorno, Aguila Coronada 19181, Baja Maq el Aguila, 22215 Tijuana, B.C., Mexico.

Deliver Term: EXW Retorno, Aguila Coronada 19181, Baja Maq el Aguila, 22215 Tijuana, B.C., Mexico.

4.
Supplier and Ceribell agree to review the exchange rate every 6 months and to adjust the unit price if necessary.
5.
Supplier and Ceribell agree to adjust the exchange rate from [***] RMB to l USD to [***] RMB to 1 USD. After the exchange rate adjustment, the parties will adjust the headband unit prices of SA-[***] to $[***], and SA-[***] to $[***]. The price of each headband unit, as listed on Attachment A incorporated herein by this reference, will be effective as of the first purchase order submitted after the execution of this Amendment.
6.
The Parties agree to increase the speed of the SA-[***] headband production line from [***] UPH to [***] UPH, upon completion of the increase production with written approval from Ceribell. If the production line speed is increased, the parties agree to adjust the price of SA-[***] to $[***], for the following purchase order after receipt of Ceribell's written approval. The estimated Target Date for the price adjustment is [***], as provided in Attachment B incorporated herein by this reference. The unit price of SA-[***] will remain at $[***] without any further change.
7.
The Agreement is valid for 3 years ending 2027/12/31.

8.
If the event Except as amended herein, the Supply Agreement remains in full force and effect. For the purposes of this Amendment, the capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Supply Agreement.
9.
This Amendment may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, and when taken together shall constitute one and the same agreement. Electronic, facsimile or PDF image signatures shall be treated as original signature.

SIGNATURE PAGE TO FOLLOW

The parties hereby indicate by their signature below that they have read and agree with the terms and conditions of this Amendment in its entirety.

SHENZHEN EVERWIN PRECISION

TECHNOLOGY CO., LTD.

By: /s/ Li Chun

Name: Li Chun

Title: Group General Manager

Date: 11/28/2023

EVERWIN PRECISON HOLDING (HONG
KONG) COMPANY LIMITED

By: /s/ Li Chun

Name: Li Chun

Title: Group General Manager

Date: 11/28/2023

CERIBELL, INC.

By: /s/ Dan Rogy

Name: Daniel Rogy

Title: VP of Operations

Date: 11/28/23

ATTACHMENT A

[***]

ATTACHMENT B

[***]